Exhibit 10.9.2
SECOND AMENDMENT TO THE LOAN AND SECURITY AGREEMENT
EXECUTED by the parties hereto as of the 17th day of May, 2007,

AMONG:	MIDFIELD SUPPLY ULC

(the “Borrower”)

AND:	MEGA PRODUCTION TESTING INC.

(the “Guarantor”)

AND:	BANK OF AMERICA, N.A. (acting through its Canada branch)

in its capacity as agent for Lenders and in its capacity as collateral agent for Secured Parties under the Security Documents

(the “Agent”)

AND:	THE FINANCIAL INSTITUTIONS PARTY TO THE LOAN AND SECURITY AGREEMENT, as Lenders

(collectively the “Lenders”)
     WHEREAS Borrower, the other Obligors thereto, Lenders and Agent, in its capacity as agent for and on behalf of Lenders and in its capacity as collateral agent for Secured Parties under the Security Documents, entered into a Loan and Security Agreement made as of November 2, 2006 (as amended pursuant to a Consent and First Amendment to the Loan and Security Agreement dated as of April 26, 2007, and as the same has or may be further amended, modified, restated, supplemented or replaced from time to time, the “Loan and Security Agreement”);
     AND WHEREAS Borrower has advised Agent and Lenders that it intends on imminently closing the ATB Financial Debt and the Agent and ATB shall enter into the ATB Intercreditor Agreement;
     AND WHEREAS the parties hereto have agreed to amend certain provisions of the Loan and Security Agreement, but only to the extent and subject to the limitations set forth in this Second Amendment to the Loan and Security Agreement (hereinafter this “Amendment Agreement”) and without prejudice to Agent’s, Lenders’ and Secured Parties’ other rights;
     NOW THEREFORE for good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the parties hereby agree as follows:
ARTICLE I –  INTERPRETATION
1.1	All capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to such terms in the Loan and Security Agreement.
Second Amendment to the Loan and Security Agreement — Midfield Supply ULC (2007)

ARTICLE II –  AMENDMENT
2.1	As of the Amendment Effective Date, paragraph (a) of Section 10.2.8 of the Loan and Security Agreement is hereby deleted and the following substituted therefore:

“(a) ATB Financial Debt except to the extent that no Default or Event of Default shall have occurred and be continuing or arise from any such payment;”
ARTICLE III –  CONDITIONS TO EFFECTIVENESS
3.1	This Amendment Agreement shall become effective upon Borrower and each Guarantor delivering to Agent five originally executed copies of this Amendment Agreement (the date of satisfaction of such condition being referred to herein as the “Second Amendment Effective Date”).
ARTICLE IV –  REPRESENTATIONS AND WARRANTIES
4.1	Borrower and each Guarantor warrant and represent to Agent and Lenders that the following statements are true, correct and complete:
(a)	Authorization, Validity, and Enforceability of this Amendment Agreement. Each of Borrower and each Guarantor has the corporate power and authority to execute and deliver this Amendment Agreement and to perform the Loan and Security Agreement. Each of Borrower and each Guarantor has taken all necessary corporate action (including, without limitation, obtaining approval of its shareholders if necessary) to authorize its execution and delivery of this Amendment Agreement and the performance of the Loan and Security Agreement. This Amendment Agreement has been duly executed and delivered by the each of Borrower and each Guarantor and this Amendment Agreement and the Loan and Security Agreement constitute the legal, valid and binding obligations of each of Borrower and each Guarantor, enforceable against them in accordance with their respective terms without defence, compensation, setoff or counterclaim. Borrower’s and each Guarantor’s execution and delivery of this Amendment Agreement and the performance by Borrower and each Guarantor of the Loan and Security Agreement do not and will not conflict with, or constitute a violation or breach of, or constitute a default under, or result in the creation or imposition of any Lien upon the property of Borrower or any Subsidiaries or Guarantor by reason of the terms of (a) any contract, mortgage, hypothec, Lien, lease, agreement, indenture, or instrument to which any of Borrower or any Guarantor is a party or which is binding on any of them, (b) any requirement of law applicable to Borrower or any Subsidiaries or any Guarantor, or (c) the certificate or articles of incorporation or amalgamation or bylaws of Borrower or any Subsidiaries or any Guarantor.

(b)	Governmental Authorization. No approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any governmental authority or other person is necessary or required in connection with the execution, delivery or performance by, or enforcement against Borrower or any Subsidiaries or any
Second Amendment to the Loan and Security Agreement — Midfield Supply ULC (2007)

Guarantor of this Amendment Agreement or the Loan Security Agreement except for such as have been obtained or made and filings required in order to perfect and render enforceable the Agent’s Liens.

(c)	Incorporation of Representations and Warranties From Loan and Security Agreement. The representations and warranties contained in the Loan and Security Agreement are and will be true, correct and complete in all material respects on and as of the Second Amendment Effective Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date.

(d)	Absence of Default. No event has occurred and is continuing or will result from the consummation of the transactions contemplated by this Amendment Agreement that would constitute an Event of Default.

(e)	Security. All security delivered to or for the benefit of Agent on behalf of Secured Parties pursuant to the Loan and Security Agreement and the other Loan Documents remain in full force and effect and secure all Obligations of Borrower and each Guarantor under the Loan and Security Agreement and the other Loan Documents to which they are a party.
ARTICLE V –  MISCELLANEOUS
5.1	Borrower (i) reaffirms its Obligations under the Loan and Security Agreement and the other Loan Documents to which it is a party, and (ii) agrees that the Loan and Security Agreement and the other Loan Documents to which it is a party remain in full force and effect, except as amended hereby, and are hereby ratified and confirmed.

5.2	Each Guarantor (i) consents to and approves the execution and delivery of this Amendment Agreement by the parties hereto, (ii) agrees that this Amendment Agreement does not and shall not limit or diminish in any manner the obligations of each Guarantor under its Guarantee (collectively, the “Guarantees”) and that such obligations would not be limited or diminished in any manner even if such Guarantor had not executed this Amendment Agreement, (iii) agrees that this Amendment Agreement shall not be construed as requiring the consent of a Guarantor in any other circumstance, (iv) reaffirms each of its obligations under the Guarantees and the other Loan Documents to which it is a party, and (v) agrees that the Guarantees and the other Loan Documents to which it is a party remain in full force and effect and are hereby ratified and confirmed.

5.3	Nothing contained in this Amendment Agreement or any other communication between Agent and/or Lenders and/or Secured Parties and Borrower (or any other Obligor) shall be a waiver of any present or future violation, Default or Event of Default under the Loan and Security Agreement or any other Loan Document (collectively, “Violations”). Similarly, nothing contained in this Amendment Agreement shall directly or indirectly in any way whatsoever either: (i) impair, prejudice or otherwise adversely affect Agent’s or Lenders’ or Secured Parties’ right at any time to exercise any right, privilege or remedy in connection with the Loan and Security Agreement or any other Loan Document with
Second Amendment to the Loan and Security Agreement — Midfield Supply ULC (2007)

respect to any Violations (including, without limiting the generality of the foregoing, in respect of the non-conformity to any representation, warranty or covenant contained in any Loan Documents), (ii) except as specifically provided in Article II hereof, amend or alter any provision of the Loan and Security Agreement or any other Loan Document or any other contract or instrument, or (iii) constitute any course of dealing or other basis for altering any obligation of Borrower or any other Obligor under the Loan Documents or any right, privilege or remedy of Agent or Lenders or Secured Parties under the Loan and Security Agreement or any other Loan Document or any other contract or instrument with respect to Violations. Nothing in this Amendment Agreement shall be construed to be a consent by Agent or Lenders or Secured Parties to any Violations.

5.4	This Amendment Agreement shall be interpreted and the rights and liabilities of the parties hereto shall be determined in accordance with the laws of the Province of Ontario and the federal laws of Canada applicable therein.

5.5	This Amendment Agreement may be executed in original and/or facsimile counterparts and all such counterparts taken together shall be deemed to constitute one and the same instrument.
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Second Amendment to the Loan and Security Agreement — Midfield Supply ULC (2007)

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Second Amendment to the Loan and Security Agreement as of the date first above written.

MIDFIELD SUPPLY ULC,
as Borrower

Per:	/s/ DAN ENDERSBY
Name:	Dan Endersby
Title:	President

MEGA PRODUCTION TESTING INC.,
as Guarantor

Per:	/s/ DAN ENDERSBY
Name:	Dan Endersby
Title:	President

BANK OF AMERICA, N.A.
(acting through its Canada branch),
as Agent

Per:	/s/ NELSON LAM
Name:	Nelson Lam
Title:	Vice President
Second Amendment to the Loan and Security Agreement — Midfield Supply ULC (2007)

AGREED AND ACCEPTED by the Lenders:

BANK OF AMERICA, N.A.
(acting through its Canada branch),
as Lender

Per:	/s/ NELSON LAM
Name:	Nelson Lam
Title:	Vice President

ALBERTA TREASURY BRANCHES,
as Lender

Per:	/s/ DWAYNE HOOPFER
Name:	Dwayne Hoopfer
Title:	Relationship Manager

Per:	/s/ GERALD BUHLER
Name:	Gerald Buhler
Title:	Account Manager

ROYAL BANK OF CANADA
(Asset Based Finance),
as Lender

Per:	/s/ DOUG ROBINSON
Name:	Doug Robinson
Title:	Sr. Portfolio Manager

Per:	/s/ MARCELLE FERNANDES
Name:	Marcelle Fernandes
Title:	Portfolio Manager
Second Amendment to the Loan and Security Agreement — Midfield Supply ULC (2007)

HSBC BANK CANADA,
as Lender

Per:	/s/ WADE SCHULER
Name:	Wade Schuler
Title:	Senior Account Manager Commercial Financial Services

Per:	/s/ GARTH EVANS
Name:	Garth Evans
Title:	Assistant Vice President Commercial Financial Services

JPMORGAN CHASE BANK, N.A.
TORONTO BRANCH,
as Lender

Per:	/s/ BARRY WALSH
Name:	Barry Walsh
Title:	Vice President
Second Amendment to the Loan and Security Agreement — Midfield Supply ULC (2007)